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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


        Current Report Pursuant to Section 13 or 15 (d) of the Securities
                              Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 April 28, 2005

                            Rand Capital Corporation
             (Exact Name of registrant as specified in its charter)

         New York                   811-1825                16-0961359
(State or other jurisdiction      (Commission        IRS Employer Identification
      of incorporation)           File Number)                Number)

                               2200 Rand Building
                             Buffalo, New York 14203
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (716) 853-0802

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ITEM 7.01    REGULATION FD DISCLOSURE

     In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 12 of Form 8-K is made under
     Item 9.

     On April 28, 2005, Rand Capital Corporation issued a press release announcing its net asset value for the quarter ended March 31, 2005. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits

     Exhibit No.                         Description
     ----------       ----------------------------------------------------------
     99.1             Press release dated April 28, 2005

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   April 28, 2005                      Rand Capital Corporation

                                            BY:   /s/  Daniel P. Penberthy
                                                  ------------------------------
                                                  Daniel P. Penberthy
                                                  Executive Vice President/Chief
                                                  Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.          Description
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   99.1             Press release dated April 28, 2005